UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 29, 2026
Date of Report (date of earliest event reported)
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 29, 2026, the Board of Directors of Cognex Corporation (the “Company”) determined that, based on the evolution of his role with the Company, Joerg Kuechen will no longer be deemed an “executive officer” of the Company within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an “officer” within the meaning of Rule 16a-1(f) of the Exchange Act. Mr. Kuechen will continue with the Company in the position of Head of Mergers and Acquisitions.
Item 5.07     Submission of Matters to a Vote of Security Holders
On April 29, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Meeting”). As of the record date for the Meeting, there were 167,013,856 shares of common stock of the Company outstanding and entitled to vote. The Company’s shareholders approved each of the proposals put to a vote as recommended by the Board of Directors. The proposals had been previously announced and described in the Company’s 2026 Proxy Statement filed with the Securities and Exchange Commission on March 13, 2026 (the “Proxy Statement”). The 153,890,280 shares represented at the Meeting were voted as follows:
1.     The election of Matthew Moschner, Angelos Papadimitriou and Christopher Donato as Directors to serve for a term ending in 2029. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes
Matthew Moschner	136,554,604	2,824,917	107,328	14,403,431
Angelos Papadimitriou	121,262,948	18,115,308	108,593	14,403,431
Christopher Donato	134,157,408	5,216,762	112,679	14,403,431
2.    To approve an amendment to the Cognex Corporation 2023 Stock Option and Incentive Plan. The proposal was approved by a vote of the shareholders as follows:

For	135,582,856
Against	3,763,664
Abstained	140,329
Broker Non-Votes	14,403,431
3.    To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The proposal was approved by a vote of the shareholders as follows:

For	153,641,083
Against	83,521
Abstained	165,676
Broker Non-Votes	0
4.    To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). The proposal was approved by a vote of the shareholders as follows:

For	109,615,176
Against	29,685,048
Abstained	186,625
Broker Non-Votes	14,403,431
No other matters were voted upon at the Meeting.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the Cognex Corporation 2023 Stock Option and Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: April 30, 2026	By:	/s/ Dennis Fehr
	Name:	Dennis Fehr
	Title:	Senior Vice President of Finance and Chief Financial Officer